Nasdaq: CNFR Fulfilling the Unique Needs of Specialty Insurance Markets as a Long-Term Partner Q4 2023 Investor Conference Call April 5, 2024

Safe Harbor Statement This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and our earnings press release for the quarter ended December 31, 2023, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2

2023 Highlights Top Line Growth in Key Verticals GWP for FY 2023: $143.8M +4.2% over FY 2022 2024 will mark a shift to a production-based revenue model, while maintaining profitable premium in Texas and Midwest homeowners business Expense Ratio Continues to Improve YE 2023 Expense Ratio: 37.1% 130 bps improvement compared to YE 2022 Approaching our near-term target expense ratio of 35% Adjusted Book Value of $2.53 per share Book Value of $0.24 per share excludes $28.0M of DTAs ($2.29 per share) Total adjusted book value of $2.53 as of year ended December 31, 2023 Strategic Shift: Prioritizing Sustainable Profitability through Production-Based Revenue Model 3

Conifer Holdings, Inc. provides niche market insurance programs through Conifer Insurance Services, Conifer Insurance Company and White Pine Insurance Company on both an admitted and E&S basis. Program Portfolio Cannabis Craft Beverage CBD & Hemp Food & Beverage Liquor Liability Marijuana Liability Workers’ Compensation Specialty Homeowners Conifer’s Infrastructure Conifer Insurance Company Founded in 2009 Licensed & Admitted in 4 States (MI, IL, IN, SD) E&S in 49 States (Exc. NY) White Pine Insurance Company Founded in 2010 Licensed & Admitted in 44 States & DC 4 Conifer Insurance Services Wholly owned general agency Acts as a conduit for retail agents to access and write E&S and admitted policies for Conifer and White Pine Insurance Companies Facilitates specialty programs and markets on a select basis

Our Lines Of Business Commercial Personal 5 Gross Written Premium for FY 2023: $143.8 Million, up 4.2% YoY

Focus on classes where we have deep underwriting knowledge and experience Partner with retail and select wholesale agencies and retain underwriting authority in-house: Underwriting teams have established strong relationships with retail and wholesale specialists in these lines of business. With agents who specialize in our unique classes, we remain closer to our insureds and underwrite a stronger account / risk profile. A hallmark of our success has always been tight agent relationships that generate high account retention: Commercial retention remains over 90%. High account retention allows us to selectively grow market share where we see the best pricing and profitability. Leverage ability to write on E&S and admitted paper for rate and form flexibility: Our markets continue firming, and we are seeing rate increases in our specialty markets. Increasing rate, especially Excess & Surplus lines. Maintain low limits as much as possible: vast majority of property TIV is under $1M Also, we are seeing opportunities for additional market share movement in our space Continuing to emphasize specialty business, our premium mix remains firmly dedicated to Commercial Lines with 74.4% Specialty Commercial and 25.6% Personal Lines for FY 2023. Commercial Lines Focus: Disciplined, Quality Underwriting 6

$116.9 $107.1 MILLIONS -8.4% Gross Written Premium Underwriting focus narrowed in 2023 to select key verticals: commercial lines GWP decreased 8.4% from FY 2022 Commercial Lines represented roughly 74% of the premium written in 2023 Substantially all commercial business will shift to A-rated capacity providers by 2H24 Commercial Lines 7 YTD December 31, 2023 Top Five States Gross Written Premium $ in thousands Michigan $ 34,957 32.6% California 11,479 10.7% New York 9,269 8.7% Florida 7,632 7.1% Ohio 4,995 4.7% All Other 38,746 36.2% Total $ 107,078 100.0%

Underwriting teams have established strong relationships with retail and wholesale specialists in low value dwelling markets Leverage ability to write on E&S and admitted paper, where possible, for rate and form flexibility Utilize technology to appropriately price our property risks Maintain competitive advantage in ease of use for agency portal and submission/bind process Cloud-based agency portal system with strong data mining and predictive outcome capabilities Maintain rate and underwriting discipline regardless of market cycles 8 Personal Lines Focus: Niche Specialty Homeowners Products

$21.2M $36.8M MILLIONS Gross Written Premium Personal Lines production comprised approximately 26% of total premium for 2023 Growth in low-value dwelling segment, with Texas book performing well – loss ratio for the full year 2023 is 57% Continuing to write Texas and Midwest homeowners policies while shifting commercial book to capacity providers +73.8% Personal Lines YTD December 31, 2023 Top Five States Gross Written Premium $ in thousands Texas $ 17,375 47.3% Oklahoma 17,071 46.4% Indiana 1,597 4.3% Illinois 462 1.3% Nevada 151 0.4% All Other 100 0.3% Total $ 36,756 100.0% 9

10 Q4 2023 Investment Portfolio Net Investment Income for Q4 2023: $1.4M Highly liquid portfolio of investment grade debt securities Total investment portfolio of $156.4M at December 31, 2023: Average duration: 2.9 years Average tax-equivalent yield: ~3.3% Average credit quality: AA+ Debt Security Portfolio Credit Rating $ in thousands December 31, 2023 Fair Value % of Total AAA $ 57,322 47% AA 38,379 32% A 17,490 14% BBB 8,922 7% Total Debt Securities $ 122,113 100% Debt Security Portfolio Allocation

Contact: Jessica Gulis (248) 559-0840 ir@cnfrh.com Appendix Executive Management Overview Income Statement Balance Sheet Summary Financial Information Adjusted Operating EPS 11

Aligned and Experienced Management Team Insiders own nearly 72% of outstanding stock Nicholas Petcoff CEO & Director As Director & Chief Executive Officer of Conifer Holdings, Inc., Nick Petcoff oversees the Company's Underwriting, Reinsurance, Claims and Information Technology operations. Mr. Petcoff is also Director and President of Conifer Insurance Company and President of White Pine Insurance Company, both wholly owned subsidiaries of Conifer Holdings, Inc. He has been with the Company since 2009 and has more than 19 years of experience in the insurance industry. Mr. Petcoff’s distinctive skillset in the areas of Underwriting, Claims and Treaty Reinsurance equips him to direct the Company’s overall strategy, growing the business while enabling the Company to conceptualize and deftly respond to market needs. Brian Roney President As President of Conifer Holdings, Inc., Brian Roney oversees the Company's finance and investor relations functions, as well as general operations. He has been with the Company since 2010 and has more than 25 years of experience in the insurance industry. Mr. Roney has a B.A. from the University of Notre Dame and a M.B.A. from the University of Detroit. Mr. Roney has more than 35 years of financial services experience and spent 10 years in the securities industry as a principal with a broker-dealer, where he specialized in public and private offerings and held FINRA (NASD) Series 7, 24 and 63 licenses. Mr. Roney's prior experience with multiple publicly traded insurance companies brings vital public company expertise to the executive leadership team. Harold Meloche Chief Financial Officer & Treasurer As Chief Financial Officer and Treasurer of Conifer Holdings, Inc., Harold Meloche has primary responsibility over accounting and financial reporting. Mr. Meloche has been with the Company since 2013 and has over 30 years of experience in the insurance industry. Mr. Meloche is a registered Certified Public Accountant and his analytical expertise bears considerable value to the Company’s financial leadership team. 12

Net loss of $19.5 million, or $1.59 per share, based on 12.2 million average shares outstanding For Q4 2023, adjusted operating loss was $19.5 million, or $1.59 per share Three Months Ended December 31, ($ in thousands, except per share data) 2023 2022 Gross Written Premium $ 24,398 $ 34,549 Net Written Premium 15,329 22,252 Net Earned Premium 14,821 23,222 Net Income (Loss) (19,460) 2,111 EPS, Basic and Diluted $ (1.59) $ 0.17 Adjusted Operating Income (Loss) (19,453) (1,255) Adjusted Operating Income (Loss) per share $ (1.59) $ (0.10) Q4 2023 Income Statement 13

Shareholders’ equity of $2.9 million – book value of $0.24 per share $2.29 per share full valuation allowance against deferred tax assets not reflected in book value Total adjusted book value of $2.53 as of quarter ended December 31, 2023 Summary Balance Sheet $ in thousands December 31, 2023 December 31, 2022 Cash & Invested Assets $ 156,430 $ 165,432 Reinsurance Recoverables 83,426 89,304 Goodwill and Intangible Assets 985 985 Total Assets $ 311,804 $ 312,350 Unpaid Losses and Loss Adjustment Expenses 174,612 165,539 Unearned Premiums 65,150 67,887 Debt 25,061 33,876 Total Liabilities $ 308,915 $ 293,400 Total Shareholders' Equity $ 2,889 $ 18,950 December 31, 2023 Balance Sheet 14

Operating Results Three Months Ended December 31,  $ in thousands, except per share data 2023 2022 Gross Written Premiums $24,398 34,549 Ceded Written Premiums (9,069) (12,297) Net Written Premiums 15,329 22,252 Net Earned Premiums 14,821 23,222 Net Investment Income 1,415 1,112 Net Realized Investment Gains (Losses) (20) - Change in Fair Value of Equity Securities 13 (43) Gain from VSRM Transaction - 8,810 Loss portfolio transfer risk fee - (5,400) Other Gains (Losses) - (1) Agency commission income 4,743 278 Other Income 168 526 Total Revenue and Other Income 21,140 28,504 Losses and Loss Adjustment Expenses, Net 28,470 24,500 Policy Acquisition Costs 7,033 4,760 Operating Expenses 4,095 5,779 Interest Expense 845 755 Total Expenses 40,443 35,794 Income (Loss) before Equity Earnings in Affiliate and Income Taxes (19,303) (7,290) Equity Earnings in Affiliate, Net of Tax (148) - Income Tax (Benefit) Expense 9 (9,401) Net Income (Loss) (19,460) 2,111 Earnings (Loss) per Common Share, Basic and Diluted (1.59) 0.17 Weighted Average Common Shares Outstanding, Basic and Diluted 12,222,881 12,215,479 Summary Financial Information 15

Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculating this measure may differ from that used by other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding: 1) net realized investment gains and losses, 2) change in fair value of equity securities, 3) gain from VSRM Transaction, 4) Loss portfolio transfer (loss), 5) Gain from sale of renewal rights and 6) Other gains (losses). We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. Adjusted Operating Income 16